Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q period report of Sino-Global Shipping America, Ltd. for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Cao Lei, certify that:

(1) This period report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Sino-Global Shipping America, Ltd.

Date: November 15, 2011

/s/ Cao Lei
Cao Lei Chief Executive Officer (Principal Executive Officer)